UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

Stamps.com Inc.
______________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

            Delaware 000-26427 77-0454966
       ------------------------------------------------------------------------------------------
(State or other jurisdiction (Commission (IRS Employer
         of incorporation) File Number) Identification No.)

1990 E. Grand Avenue, El Segundo, CA                     90245
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (310) 482-5800

Not Applicable
______________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 21, 2019, Stamps.com Inc. issued a press release setting forth its financial results for its fourth quarter and fiscal year ended December 31, 2018.

A copy of such press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 15, 2019, the Board of Directors of the Company accepted Kyle Huebner’s retirement as the Company’s President, effective May 2, 2019.  The Company expects that, following such retirement, Mr. Huebner will continue to serve the Company on an at-will, part-time basis.  The Company no longer has any severance obligations to Mr. Huebner.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished or filed herewith:

99.1Press Release of Stamps.com Inc. dated February 21, 2019, announcing Stamps.com Inc.'s financial results for its fourth quarter and fiscal year ended December 31, 2018. (furnished, not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

February 21, 2019	/s/ Ken McBride
Date	(Signature)

Ken McBride
Chief Executive Officer